Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our reports dated December 21, 2012, in the Registration Statement (Form S-1 No. 333-168227) of Direxion Shares ETF Trust II dated December 21, 2012 to be filed on or around December 21, 2012.

New York, NY
December 21, 2012